Exhibit 10.73

COVERAGE SUMMARY
Physician Professional Liability Insurance Policy

NOTICE: THIS POLICY IS ISSUED BY YOUR RISK RETENTION GROUP. YOUR RISK RETENTION GROUP MAY NOT BE SUBJECT TO ALL OF THE INSURANCE LAWS AND REGULATIONS OF YOUR STATE. STATE INSURANCE INSOLVENCY GUARANTY FUNDS ARE NOT AVAILABLE FOR YOUR RISK RETENTION GROUP. THIS POLICY IS SUBJECT TO ARBITRATION IN ACCORDANCE WITH THE SOUTH CAROLINA UNIFORM ARBITRATION ACT. SECTION 15-48-10.

INSURER

NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC.

7301 Rivers Avenue, Suite 230

North Charleston. SC 29406

Notice: The following telephone numbers may be used to present inquiries or obtain information about coverage and to provide assistance in resolving complaints: (888) 804-9556

FIRST NAMED INSURED- NAME AND ADDRESS

Radiation Therapy Services, Inc. /21st Century Oncology, Inc.
2234 Colonial Boulevard
Fort Myers, FL 33907

POLICY AND ENDORSEMENTS ISSUED AT INCEPTION

Policy Number: NMP-FL860013                                   Form: NMP 2006

Manuscript Endorsements: Endorsement 1 Cancellation; Endorsement 2 Consent to Settle; Endorsement 3 Limits of Liability; Endorsement 4 Insured Persons and Organizations; Endorsement 5 General Changes; Endorsement 6 Exclusions; Endorsement 7 Definitions; Endorsement 8 Physician Coverage Part; Endorsement 9 Hearing Costs; Endorsement 10: NMPRRG HIPAA Endorsement; Endorsement 11: Revised HIPAA Endorsement

Effective Date: October 14, 2009                                 Expiration Date: October 14, 2010

Retroactive Date: See page 2

PREMIUM

In consideration of the payment of the premium and subject to all the terms and conditions of this policy, we agree with you to provide the insurance as stated in this policy. This policy consists of the Physician Professional Liability Policy, NMP-FL860013, along with the coverage part(s) for which a premium is indicated. Where no premium is shown, there is no coverage.

Coverage Part	Limits of Liability	Premium
Physician	See Endorsement No. 3
Professional Organization	N/A

TOTAL PREMIUM:

1

INSURED PERSONS AND ORGANIZATIONS

Name	Retroactive Date	Termination Date

See Endorsement No. 4

LISTED PHYSICIANS/PHYSICIAN EXTENDERS
(See Section A.7 of Physician Professional Liability Coverage Part
and definition of covered person in Professional Organization Coverage Part)

Name	Retroactive Date	Termination Date

See Endorsement No. 4

AGENT

Arthur J. Gallagher Risk Management Services, Inc.
9821 Katy Freeway, Suite 700
Houston, TX 77024

The person to whom or in whose name this policy is issued is considered a member of the risk retention group with all rights and obligations of membership.

The Coverage Summary, along with policy form and endorsements listed above, complete the above numbered policy.

Date Issued: January 11, 2010

/s/ Authorized Signatory	/s/ Authorized Signatory
Authorized Representative	Authorized Representative

2

NATIONAL MEDICAL PROFESSIONAL
RISK RETENTION GROUP, INC.
(NMPRRG)
North Charleston, South Carolina

PHYSICIAN PROFESSIONAL LIABILITY POLICY

POLICY NUMBER: NMP-FL860013

NOTICE: THIS POLICY IS ISSUED BY YOUR RISK RETENTION GROUP. YOUR RISK RETENTION GROUP MAY NOT BE SUBJECT TO ALL OF THE INSURANCE LAWS AND REGULATIONS OF YOUR STATE. STATE INSURANCE INSOLVENCY GUARANTY FUNDS ARE NOT AVAILABLE FOR YOUR RISK RETENTION GROUP. THIS POLICY IS SUBJECT TO ARBITRATION IN ACCORDANCE WITH THE SOUTH CAROLINA UNIFORM ARBITRATION ACT. SECTION 15-48-10.

The policyholder has no contingent liability under this non assessable policy.

Notice of Annual Meeting of Members

Pursuant to South Carolina Code Section 38-19-40, the annual meeting of members of National Medical Professional Risk Retention Group, Inc. will be held at: a day and time to be determined.

Any change of the time and place of the annual meeting of members will be made only at an annual meeting of members, and notice of such change will be provided in accordance with the bylaws of National Medical Professional Risk Retention Group, Inc.

FORM NMP 2006

NATIONAL MEDICAL PROFESSIONAL
RISK RETENTION GROUP, INC.
(NMPRRG)

PROFESSIONAL LIABILITY POLICY

Introduction

This policy is written in plain language. Please read it and familiarize yourself with what it says. If you have any questions, corrections or changes, please contact us at the telephone number or address listed on the Coverage Summary to this policy.

Your Professional Liability Policy is made up of the following items		Page Number

1.	Coverage Summary	Separate Page

This is a page, which is typed or printed and inserted as the first page you see when you open the policy. It will include a description of who is/are policyholder(s), insured(s), applicable limits of liability, insured organizations, which Coverage Parts and/or Endorsements are applicable, when coverage begins and ends, the Retroactive Date, and other information required for you to understand the policy. If this page is missing or incorrect, please call or write us so we may send you a copy or issue any needed corrections.

2.	Common Policy Conditions	3

	The conditions contained in this section apply to every Coverage Part and Endorsement(s) that is/are a part of this policy. Rather than repeat them, we have consolidated them in this section.

3.	Common Exclusions	9

The exclusions contained in this section apply to every Coverage Part and Endorsement(s) that is/are part of this policy. Additional exclusions, if any, are contained in the applicable Coverage Part and any Endorsements that are a part of this Policy.Rather than repeat them, we have consolidated the common exclusions in this section.

4.	Common Definitions	12

	The definitions contained in this section apply to every Coverage Part and applicable Endorsement that is part of this policy.

Additional definitions, if any, are contained in the applicable Coverage Part or Endorsements that are part of this policy. Rather than repeat them, we have consolidated the common definitions in this section.

5.	Coverage Part(s)	as applicable, Pages 14 and 20

The only applicable Coverage Parts are those shown on the Coverage Summary and that either has a premium shown or indicates the premium is “included”. Those applicable Coverage Parts provide you specific coverage agreements which detail the type of coverage(s) provided by this policy. The policy may contain more than one Coverage Part, each providing different specific coverage agreements.

6.	Endorsements	Separate Pages

This policy may contain endorsements. Endorsements may be added to change policy terms and conditions that apply to you. Endorsements to the policy at inception are listed on the Coverage Summary. Other endorsements may be added to the Policy during the policy period, as described in Paragraph C of the Common Policy Conditions Section.

COMMON POLICY CONDITIONS

A.                      The Policy Period

Coverage under this policy shall begin at 12:01 AM standard time at the address and on the effective date shown in the Coverage Summary. If this policy replaces a policy ending at noon, rather than 12:01 AM, coverage shall begin at noon when coverage under the old policy expires. Coverage shall expire at 12:01 AM, standard time, on the expiration date shown in the Coverage Summary. If all or part of this policy is cancelled for any reason before that date, the coverage will end at 12:01 AM standard time on the cancellation date.

B.                      Premiums

1.                         All premiums paid to us shall be computed in accordance with our rules, rates, rating plans, premiums and minimum premium applicable on the effective date of the policy.

2.                         The first premium is due at inception. Each renewal premium is due on or before the beginning of the renewal period to which it applies. If any premium is not paid when due, this policy will be terminated in accordance with the cancellation provisions of this policy.

The policyholder must promptly notify us, in writing, of any change in the information provided to us in any application or other communication, including but not limited to: any change in medical specialty; medical procedures performed; location of practice; addition, substitution or termination of employees; partners, agents, or independent contractors; and

insureds or, changes in the corporation, partnership or professional associations or affiliations of the policyholder. Such changes may result in a condition that would not be covered by this policy or additional premium due to us.

C.                      Policy Changes

This policy can only be changed by a written endorsement to the policy. This endorsement must be signed by one of our authorized representatives. Notice to our agent or knowledge possessed by our agent or any other person shall not act as a waiver by us of any requirement under the policy or change any part of this policy. Any notice to any person will not prevent us from asserting any rights under the provisions of the policy.

We make changes in our standard policy from time to time. While your policy is in effect, we may make a change in our standard policy which may broaden or restrict coverage under that policy. However your coverage will only be changed in the following manner:

1.                         If the change broadens your coverage and the change can be added to your policy without requiring a premium increase, you will automatically receive the benefit of the broadened coverage;

2.                         if the change restricts your coverage, it will not become effective until and unless your policy is renewed.

D.                      Renewal and Cancellation

Renewal: Neither we nor the policyholder is required to renew this policy. Any renewal will be on policy forms then in effect. We may renew by issuing a Continuation Coverage Summary specifying a new policy period or by offering a completely new policy. If you reject our offer of renewal, either by failure to pay the premium on or before the effective date of such renewal or by written notice received by us, then any coverage under a new policy period or a completely new policy shall be null and void as of its effective date.

Cancellation: You can cancel this policy at any time. We have the same right

To cancel, you must mail or deliver to us the original policy or written notice stating when the coverage is to end.

If we cancel the policy, we will mail or deliver to you written notice stating when the coverage is to end. We will ordinarily provide you ninety (90) days notice of cancellation or non-renewal unless otherwise provided herein. However, when the cancellation is due to any of the following reasons, we will only provide you ten (10) days notice of cancellation:

1.                         Nonpayment of premium under the terms of this policy;

2.                         The loss or suspension of your license to practice medicine;

3.                         The provision by you of false or misleading statements to us in our application or in the application process;

After this policy has been in effect for ninety (90) days or longer, we will not cancel the policy except under the circumstances described in Paragraphs 1 through 3 above or Paragraphs 4 and 5 below:

4.                         Failure to comply with our underwriting requirements within ninety (90) days of the date of effectuation of coverage; and

5.                         Substantial change of risk covered by the policy.

If we cancel the policy for any reason specified in Paragraphs 4 or 5 above, we will provide you with a ninety (90) day cancellation notice.

If the policy is cancelled during the policy period by us for any reason, we will provide you with a pro rata refund of the unearned premium. If the policy is cancelled during the policy period by you for any reason, we will provide you with a pro rata refund of the unearned premium, less a cancellation charge equal to ten percent (10%) of the annual premium. We will provide any premium refund due either at the time cancellation is effected or as soon as administratively practicable after cancellation becomes effective, but the cancellation will occur as scheduled, regardless of whether you have received the refund on the date of cancellation.

E.                        Policy Territory

This policy applies to a medical incident occurring in the United States of America, including its territories and possessions, Puerto Rico and Canada. A claim must be made and suit must be filed within the United States of America only.

F.                        Assignments and Transfers

Neither the policyholder nor anyone else covered under this policy can assign or transfer your or their interest in the policy. If you die or are adjudged mentally incompetent, the coverage under the policy shall be automatically terminated as to you and your interest in the policy shall be automatically transferred to your duly appointed legal representative. Any unearned premium shall be calculated on a pro rata basis from the termination date and returned according to the provisions of this policy.

G.                      Consent to Settle a Claim or Suit

We will not settle any claim against you without the First Named Insured’s written consent. Once a judgment has been entered against you, we may settle the claim against you without consent. Upon your death or total disability, consent to settle transfers to us.

H.                      Other Insurance

A loss that is covered under this policy may also be covered under another insurance policy or risk transfer instrument, including but not limited to, self-insured retentions, deductibles, or other alternative arrangements.

The coverage provided by all Coverage Parts of this policy shall apply as excess insurance to any coverage under another insurance policy or risk transfer instrument, including but not limited to, self-insurance retentions, deductibles or other alternative arrangements.

We shall not be liable under this policy for a greater proportion of such loss than the applicable limit of liability under this policy for such loss bears to the total applicable limits of liability of all valid and collectible insurance or risk transfer instruments, whether primary, contributory, excess, contingent or otherwise.

These other insurance provisions do not apply to any insurance policies or risk transfer instruments written as specific excess insurance over the limits of liability of this policy.

I.                           Recovering Damages from a Third Party

Any insured covered under this policy may be able to recover all or part of a loss from a person or organization other than us; therefore, each insured must do all that is reasonably possible to preserve any right of recovery. If we make a payment under this policy then the right of recovery shall belong to us (on your behalf). If we recover more than we have paid then the excess shall belong to the insured that had the loss, but we shall deduct our recovery expenses first, including a reasonable attorneys’ fees.

J.                        Lawsuits Against Us

You may not bring legal action against us concerning this policy until:

1.                        You have fully complied with all the provisions of this policy, and

2.                        The amount of your obligation to pay has been decided. Such amount can be set by court judgment or by written agreement between you, us and the claimant.

No person or organization (including you) can join us in an action against you, and no one can sue us directly on a claim against you.

After liability against you has been determined by court judgment or written agreement, the party making the claim may be able to recover under this policy, but only up to the limit of your coverage. If you or your estate is adjudged bankrupt or becomes insolvent, we will still be obligated under this policy.

K.                      Fraud and Misrepresentation

This policy shall be void if you or any insured covered under this policy fail or refuse to disclose any relevant fact or information to us, alter, conceal or destroy any relevant record or document, mislead us or defraud or lie to us about any relevant issue relating to coverage under this policy, either before or after a loss. Unintentional errors or omissions, however, will not affect your rights under this policy.

L.                       Our Right to Inspect and Audit

You agree to let us inspect your property and business operations during normal business hours while this policy is in force. We are not, however, required to make inspections. Nor will we guarantee that your property or operations are safe, or that they will conform to any laws, rules or regulations. You also agree to allow us to examine and audit your books and records that relate to this insurance at any time up to three years after the policy ends. Any inspection, surveys, reports or recommendations shall relate only to insurability under the policy and premium charged.

M.                    What To Do If You Have a Claim

Notification:

1.                        Tell us what happened as soon as possible after the claim has been asserted

2.                        Notify the police if any laws may have been broken.

3.                        Send us copies of all claims or demands or legal documents as soon as possible.

Notice to us shall be given to:

National Medical Professional Risk Retention Group, Inc.
c/o Eugene Smith, Defense Counsel
1715 Monroe Street
Fort Myers, FL 33901
Phone: (888)804-9556
Fax: (239)334-4100

When providing information to us, be sure to include the time and place of the event, the persons involved, the specific nature of the incident, including the type of claim that may result, and the names and addresses of any witnesses and injured people.

Cooperation:

You are required to fully cooperate with us or our designee in the making of settlements within the policy limits of liability, the conduct of suits or other proceedings and enforcing any right of contribution or indemnity against another who may be liable to you because of injury, damage, loss or expense. If we ask, you shall attend hearings and trials; assist in obtaining and presenting evidence, and obtaining the attendance of witnesses.

Do not agree to any financial obligations or make any payments of money without our authorization. Doing so will result in our not making reimbursement of any payment or obligation even though it may have been covered by this policy.

Keep your records in a safe place. Do not alter, cancel or destroy your medical records or commit any act that would interfere with our ability to defend a claim or lawsuit against you. Create a separate litigation file for all items relating to a medical incident, claim or lawsuit separate and apart from any medical records pertaining to the treatment provided.

N.                      Extended Reporting Period Endorsement

1.                         If either you or we cancel or non-renew this insurance or if a physician is no longer rendering professional services on behalf of the First Named Insured or if we cancel or refuse to renew this policy for reasons other than for non-payment of premium, upon the payment of an additional premium, you shall have the option to extend the period during which claims can be made against you and reported to us. The duration of the period under which claims can be reported is unlimited. The offer of renewal terms and conditions or premium different from those in effect prior to the renewal of this policy, shall not constitute failure or refusal to renew.

2.                         Your right to purchase optional Extended Reporting Period Endorsement must be exercised by written notice to us not later than thirty (30) days after the cancellation or termination date of the policy or the physician. The premium for the Extended Reporting Period Endorsement will be based on the rules and rating plans we are using on the day the Extended Reporting Period Endorsement becomes effective.

The Extended Reporting Period Endorsement will not go into effect unless the First Named Insured or the physician pay the additional premium promptly when due. Once in effect, the entire premium shall be fully earned, and the Extended Reporting Period Endorsement may not be canceled.

3.                         The policy language that applied immediately prior to the expiration date will apply to all claims submitted during the Extended Reporting Period Endorsement. The broadening of coverage portion of the Policy Changes provision found in the General Conditions section will not apply during the Extended Reporting Period Endorsement.

4.                         The Per Claim limit of liability that applied to you on the cancellation date will apply to all claims submitted during the Extended Reporting Period Endorsement. The Aggregate limit that applied to you on the cancellation date is the maximum amount we will pay for all claims covered under this policy either prior to the cancellation date or under the Extended Reporting Period Endorsement

5.                         There will be no charge for the Extended Reporting Period Endorsement if any of the following events take place while the policyholder or insured physician are actively insured with us: if the insured physician

a.                          dies (we must have a copy of the Death Certificate or other proof of death);

b.                         becomes disabled; or,

c.                          fully retires from the practice of medicine at age fifty-five (55) or more and has been continuously insured by us for the last five (5) years immediately before retirement.

In the event you or the policyholder returns to the practice of medicine, the policyholder must notify us in writing. If you report a claim to us under the Extended Reporting Period Endorsement and we determine you were not fully retired from the practice of medicine, no coverage will apply to the claim.

O.                     First Named Insured Responsibilities

By acceptance of this policy, the Insured named as the First Named Insured in the Coverage Summary shall act on behalf of all Insureds for purposes including, but not limited to, giving and receiving all notices and correspondence, the cancellation or non-renewal of this policy, the payment of premiums, and the receipt of any return premiums that might be due under the policy. The First Named Insured shall exercise the Insured’s right to either reject or demand the arbitration of any claim made against the Insured in accordance with our written instructions.

COMMON EXCLUSIONS

We will not defend or pay under this policy for:

A.                      Punitive or exemplary damages unless coverage for those types of damages are required by the state where this policy is issued.

B.                        Any injury or damages resulting from an intentional tort, criminal act, or injury or damages for acts or omissions while under the influence of intoxicants or narcotics.

C.                        Any amounts which you or any party must pay under any unemployment or workers compensation, disability benefits or other similar law.

D.                       Any injury or damages to:

1.                         Your employee arising out of and in the course of employment by you, or,

2.                         The spouse, child, parent, brother or sister of that employee as a consequence of “1.” above.

This exclusion applies to any liability you have assumed under any contract or agreement other than a contract covered by this policy. However this exclusion shall not apply if you are providing immediate medical or surgical care to an employee after an injury or there is a medical incident resulting from providing of professional services to an employee.

E.                        Any injury or damages arising out of any:

1.                         Refusal to employ;

2.                         Termination of employment; or,

3.                         Coercion, demotion, reassignment, defamation, harassment, humiliation, discrimination or any other employment related practices, policies, acts or omissions.

F.                         Any injury or damages arising out of claims asserting any business or employment dispute, antitrust violations, unfair competition, boycott, conspiracy, the independent tort of conspiracy, trademark, patent or copyright infringement, misappropriation of trade secrets, breach of covenant not to compete, non-competition agreement, interference with business relations or contract, or any other act or omission which violates any statute, ordinance or regulation imposing any fine, penalty or other sanction.

G.                        Any injury or damages due to any acts of war.

H.                       Any injury or damages due to your legal responsibility resulting from the manufacturing, distributing, selling or serving of alcoholic beverages, or if you are the owner or lessor of locations used for such purposes.

I.                            Any required return or withdrawal of fees or government payments to you; the payment of any fines, penalties, sanctions; or any multiplication of amounts payable as penalties under this policy imposed by law.

J.                           Any fees, costs, expenses or other charges attributable to compensation of private legal counsel you may retain to protect your personal interests, whether or not a conflict of interest exists between you and us.

K.                       Any damages based upon the Employee Retirement Income Security Act of 1974, Public law 93-406 commonly referred to as the Pension Reform Act of 1974, and amendments thereto or similar provisions of any federal, state or local law.

L.                        Nuclear Energy Liability Exclusion

This policy shall not cover:

1.                         Under this policy or supplemental payments provision for any injury, sickness, disease, death or destruction; or bodily injury or property damage

a.                          with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or,

b.                         resulting from the hazardous properties of nuclear material and with respect to which (a) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (b) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

2.                         Under any Medical Payments Coverage Part, or under any supplementary payments provision relating to (i) immediate medical or surgical relief; (ii) first aid expenses incurred with respect to bodily injury, sickness, disease or death; or (iii) bodily injury resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

3.                         Under any Coverage Part for any injury, sickness, disease, death or destruction, or bodily injury or property damage resulting from the hazardous properties of nuclear material, if

a.                          the nuclear material is at any nuclear facility owned by, or operated by or on behalf of, an insured or has been discharged or dispersed there from, or

b.                         the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

c.                          the injury, sickness, disease, death or destruction, or bodily injury or property damage arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion subsection (c) applies only to any injury to or destruction of property at such nuclear facility, or property damage to such nuclear facility and any other property thereat.

4.                         As used in this exclusion:

hazardous properties include radioactive, toxic or explosive properties;

nuclear materials means source materials, special nuclear material or byproduct material; however, nuclear materials do NOT include materials used in the provision of professional services that are otherwise covered by this policy source material, special nuclear material, and byproduct material have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; spent fuel means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor;

waste means any byproduct material other than tailings or waste produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and resulting from the operation by any person or organization of any nuclear facility as defined in subparagraphs a. and b. of the definition of nuclear facility.

nuclear facility means:

a.                          any nuclear reactor,

b.                         any equipment or device designed or used for (a) separating the isotopes of uranium or plutonium, (b) processing or utilizing spent fuel, or (c) handling, processing or packaging waste,

c.                          any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

d                            any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; “nuclear reactor” means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material; with respect to injury to or destruction of property, the word “injury” or “destruction” includes all forms of radioactive contamination of property; “property damage” includes all forms of radioactive contamination of property.

DEFINITIONS

Wherever used in this policy, the following words or phrases in bold type shall have these meanings:

Claim means any expression of intent to hold you responsible for damages arising from the rendering or failure to render professional services by you or by someone for whom you are legally responsible. If this policy is terminated for any reason, we will not accept as claims incident reports that do not comply with the definition of claim.

Claim expenses means the fees charged by an attorney we designate; and all other reasonable fees, costs and expenses (including interest on that part of any judgment that does not exceed the limit of your coverage) which result from the investigation, adjustment, defense and appeal of a claim. These expenses must be incurred by us or by you with our prior written consent. Claim expenses do not include awards of attorney fees for a claimant.

Damages means all amounts of money (legally recoverable) which are payable because of injury to which this insurance applies and includes an award of attorney fees for a claimant.

Disabled means you have ceased your practice of medicine as a result of your permanent, complete and continuous inability to practice medicine, as certified by a physician whose use we have approved.

Expiration date means the end of the policy period as specified in the Coverage Summary or Continuation Coverage Summary, or if earlier, the date this policy is cancelled or terminated in accordance with Paragraph D (Renewal and Cancellation) of the Common Policy Conditions section of this policy.

Extended Reporting Period Endorsement means the period of time commencing immediately after the end of the policy period for reporting claims arising out of medical incidents which occur on or after the Retroactive Date and before termination date of the policy.

First Named Insured means the first person or organization named in the Coverage Summary of the policy.

Injury means bodily injury, sickness, disease, mental or emotional distress sustained by a person, or death resulting from such injury caused by you.

Insured means any person or entity covered under this policy.

Insured organization means any partnership, professional corporation, professional association, limited liability company, or other entity designated as such on the Coverage Summary.

Insured physician means any physician designated as such on the Coverage Summary or Continuation Coverage Summary.

Medical incident means any act, error or omission in the providing of or failure to provide professional services by you or by someone for whom you are legally responsible. For the purposes of this definition, treatment of mother and fetus (or fetuses) from conception through postpartum care constitutes a single medical incident, and a continuing course of treatment or repeated exposure to substantially the same general conditions constitutes a single medical incident.

Physician means a licensed physician, surgeon or podiatrist.

Physician extenders means certified nurse practitioners, certified nurse midwives, certified registered nurse anesthetists, physicians assistants, psychologists, optometrists and chiropractors.

Policy means the Professional Liability Insurance Policy, the Coverage Summary or Continuation Coverage Summary, the applicable Coverage Part or Parts and any Endorsements attached to the policy.

Policyholder means the person or organization designated as such in the Coverage Summary or Continuation Coverage Summary.

Policy period means the date and time when the policy begins and ends as set forth in the Coverage Summary or Continuation Coverage Summary.

Professional services means providing or failing to provide medical services, including making or failing to make a medical diagnosis.

Retroactive date, as specified in the Coverage Summary or Continuation Coverage Summary, means the earliest date on or after which a medical incident would be covered under this policy. No coverage exists for a medical incident that occurred prior to the retroactive date.

Retire means you completely withdraw from the practice of medicine.

Sexual misconduct means any sexual act, intimacy, assault, molestation, harassment, exploitation, or any treatment, procedure, conduct, or behavior that is considered undue sexual familiarity.

You and your means (a) the policyholder; (b) an insured physician; or (c) any approved locum tenens employed or engaged by the policyholder while acting within the scope of his or her duties as such.

We, us and our means National Medical Professional Risk Retention Group, Inc.

This policy is signed by our authorized representative, but is not valid unless a Coverage Summary signed by our authorized representative is attached.

PHYSICIAN PROFESSIONAL LIABILITY COVERAGE PART

This coverage applies only if indicated on the Coverage Summary and a premium is shown.

This Coverage Part provides protection against professional liability claims that are brought against you by or on behalf of a patient in your medical practice. The coverage is written on a claims-made basis which means that claims that are the result of medical incidents happening on or after the retroactive date stated in the Coverage Summary or Continuation Coverage Summary are covered, provided the claim is first made against you and reported to us while this Coverage Part is in effect. We consider a claim to be made on the date you first notify us in writing regarding a claim being made against you. No coverage exists for claims first made against you after the end of the policy period unless, and then only to the extent, an Extended Reporting Period Endorsement applies as determined in the Conditions section of the policy.

We will defend any claim brought against you alleging damages covered under this Coverage Part. We will do this even if the claim is groundless and fraudulent. We will not defend or pay a claim after the applicable limits of liability of the Coverage Part have been used to pay judgments or settlements.

A.                      Coverage Agreement

You are covered for injury or damages arising from a medical incident resulting from:

1.                         Your providing or failure to provide professional services to a patient.

2.                         Your refusal to treat or to accept a person as a patient, or for wrongful termination, transfer or abandonment of the care and treatment of a patient.

3.                         Your providing or failure to provide professional services to any injured person at the scene of an accident or emergency and/or failure to provide or arrange for further medical treatment for the injured person.

4.                         Your providing or failure to provide professional services to anyone for and at the request of a hospital, school, religious entity, non-profit organization, or state or local governmental agency for which neither the requesting entity or organization nor you expect, charge, or receive any compensation.

5.                         Your service as a member of an insured organization, but that organization is only covered for injury or damages resulting from the providing or withholding of professional services to a patient by you individually. The organization is not protected for acts of any other members or employees of the organization. There will be no coverage under this Physician Professional Liability Coverage Part unless the organization is specifically named on the Coverage Summary or Continuation Coverage Summary. The coverage under this Paragraph 5 does not increase the limits of liability under this Coverage Part. The insured organization shares your individual limits of liability under this Coverage Part. However, if the policy also provides coverage under the Professional Organization Coverage Part, then the insured organization will be provided separate limits of liability under the Professional Organization Coverage Part. Insurance provided under this Paragraph 5 is excess of and payable only after all other valid insurance and self-insurance limits of coverage have been exhausted paying settlements and judgments.

6.                         Your vicarious liability resulting from the providing or failure to provide professional services by your employees, leased employees or loaned employees (other than physicians and physician extenders) for whose acts you are legally responsible. This coverage is available only while these individuals are acting within the scope of their employment by you. The coverage under this Paragraph 6 does not increase the limits of liability under this Coverage Part. However, if the policy also provides coverage under the Professional Organization Coverage Part, then these individuals will share the limits of liability provided under the Professional Organization Coverage Part. Insurance provided under this Paragraph 6 is excess of and payable only after all other valid insurance and self-insurance limits of coverage have been exhausted paying settlements and judgments.

7.                         Your vicarious liability resulting from the providing or failure to provide professional services by physicians or physician extenders for whose acts you are legally responsible. This coverage is available only when the physician or physician extender is (A) employed by you or the insured organization; (B) listed on the Coverage Summary or Coverage Continuation Summary; and (C) individually insured either by us or by another company acceptable to us and you have furnished proof of such other insurance (in the form of a Certificate of Insurance issued to us) with limits of liability acceptable to us. The coverage under this Paragraph 7 does not increase the limits of liability under this Coverage Part. . However, if the policy also provides coverage under the Professional Organization Coverage Part, then these individuals will share the limits of liability provided under the Professional Organization Coverage Part. Insurance provided under this Paragraph 7 is excess of and payable only after all other valid insurance and self-insurance limits of coverage have been exhausted paying settlements and judgments.

8.                         Your vicarious liability for providing or failure to provide professional services by medical students and/or residents only when working in your medical practice, under your direct supervision, while acting within the scope of a program approved by their educational institution.

9.                         Your service on a formal hospital or professional society board or committee. However, the coverage provided by this Paragraph 9 shall not apply if you have other insurance coverage or you are covered under a self insurance plan, indemnity agreement or other agreement providing some form of protection to you for these services.

10.                   Your quality assurance activities when performed for the purposes of evaluating and improving the quality of health care services and for patient safety. We will cover you when you participate as a member, a witness or a clinical practice advisor of a formal credentialing, peer review, or quality assurance board or committee formed by an organization for the purposes of improvement of patient safety or the quality of health care services delivered to patients. Quality assurance activities do not include your services to an organization that reviews utilization, necessity and treatment issues related to controlling health care costs unless that organization is added by endorsement or Coverage Part. However, the coverage provided by this Paragraph 10 shall apply in excess of other insurance coverage provided under a self insurance plan, indemnity agreement or other agreement providing some form of protection to you for these services.

11.                   Your providing or failure to provide professional services that results in the personal injury to a patient resulting from false arrest, detention, imprisonment, libel, slander, defamation of character, violation of an individual’s right to privacy, mental anguish, mental shock or humiliation. Personal injury arising out of sexual misconduct is not covered. The coverage provided by this Paragraph 11 shall apply in excess of other insurance coverage provided under a self insurance plan, indemnity agreement or other agreement providing some form of protection to you for these services.

12.                   Your negligence in placing, or causing to be placed, erroneous medical information in a medical chart or an electronic medical record. You also will be covered if you relied upon erroneous medical information in a medical chart or an electronic medical record in providing professional services.

13.                   Your wrongful or unauthorized disclosure of patient confidential or privileged medical information to a person or persons who are not otherwise entitled to it.

B.                      Limits of Liability

1.                         The Per Claim limit of liability stated on the Coverage Summary or Continuation Coverage Summary is the maximum amount we will pay for all damages and all claims or causes of action of any kind against all organizations and persons covered by this Coverage Part that have arisen from an event or a series of events. The providing or failure to provide professional services to a patient, even when seen on different occasions and by different persons covered by this Coverage Part, shall be considered as having arisen from a series of events, and only one Per Claim limit of liability shall apply. If more than one person or organization is covered under this Coverage Part, the Per Claim limit of liability will still be the maximum amount we will pay.

2.                         The Aggregate limit of liability stated on the Coverage Summary is the maximum amount we will pay for all damages and all claims or causes of action of any kind arising from claims reported in any single policy period.

C.                      Additional Benefits

In addition to the limits of liability:

1.                         We will pay premiums for appeal bonds or to release property that is being used to secure a legal obligation, but only bonds valued up to the limit of liability of the policy. We have no obligation to apply for or to furnish the bond.

2.                         We will pay claim expenses, including the interest on that part of any judgment that does not exceed the limit of liability. We will pay all reasonable costs incurred at our request to investigate or defend a claim or suit against you. This includes loss of earnings not to exceed Five Hundred Dollars ($500) per day for your attendance at hearings or trials requested by us.

3.                         If you become subject to a state or federal regulatory investigation, we will pay the costs of defending the investigation up to, but not exceeding, Twenty-Five Thousand Dollars ($25,000) in the annual aggregate for the policy period. We will not pay these costs unless:

a.                          the investigation is of a civil and not a criminal nature;

b.                         the investigation is the outcome of injury or damage resulting from a medical incident covered under this policy; and

c.                          you have informed us of the investigation promptly after you received notice of it and we receive your written notice of the investigation during the policy period.

D.                      Exclusions

We will not defend or pay under this Coverage Part for:

1.                         Any injury or damages resulting from your liability or administrative duties as a proprietor, superintendent, medical director, administrative or executive officer of any of (but not limited to) the following:

a.                          Hospital, nursing home or sanitarium;

b.                         Clinic with bed and board facilities,

c.                          Outpatient surgery center, health care facility, laboratory, emergency medical service, or,

d.                         Other business enterprise.

This exclusion does not apply to claims arising from laboratory or health care facilities:

a.                          you maintain for testing of your own patients; or,

b.                         necessary to the practice of your profession or specialty.

2.                         Any injury or damages for liability that you have assumed under a contract or agreement. This exclusion does not apply to liability you assume in a contract with a health maintenance organization, preferred provider organization, independent practice association or any other similar organization, if such liability is attributable to your providing or failure to provide professional services to a patient and, as such, would be covered even in the absence of such a contract.

3.                         Any injury or damages resulting from your liability for the acts or omissions of any physician or physician extender you employ or engage except as specifically provided under Paragraph 7 of Section A of this Coverage Part.

4.                         Any injury or damages resulting from your liability for the providing or failure to provide professional services to a patient by any employee of:

a.                          a hospital, nursing home or sanitarium;

b.                         a clinic with bed and board facilities; or,

c.                          an outpatient surgery center, health care facility, laboratory or emergency medical service facility.

5.                         Any injury or damages you are liable for while on active duty in the United States Military Service or Reserve or any National Guard Unit.

6.                         Any injury or damages in the event you or someone you instruct fraudulently alters, defaces or falsifies any records.

7.                         Any injury or damages resulting from your liability arising out of your own sexual misconduct or the sexual misconduct of those for whom you are legally responsible. This exclusion applies whether the sexual misconduct is done under the guise of treatment or otherwise and with or without the consent of the individual. However, we will defend any claim until such time as there is an admission of such activity, relations or contact or they have otherwise been adjudicated. This exclusion does not apply if any injury or damages are caused by sexual misconduct of employees who are not physicians or physician extenders if you are legally responsible for such employees when the sexual misconduct occurs and the sexual misconduct occurs without your actual or implied knowledge.

8.                         Any injury or damages for liability arising out of the manufacturing, selling, distribution, disposing, altering or dispensing of any product by you, or to any person. This exclusion does not apply to dispensing of pharmaceuticals or medical appliances to your own patients when such dispensing arises out of the rendering of or failure to render professional services to a patient.

9.                         Any injury or damages resulting from claims to which you or any entity for which you are serving is entitled to sovereign immunity defense or limitation. However, this exclusion does not apply if you are not entitled to sovereign immunity defense or limitation.

10.                   Any injury or damages resulting from claims or lawsuits arising out of your rendering or failing to render professional services while your license to practice your profession or license to prescribe controlled substances has been suspended, revoked, restricted or voluntarily surrendered.

11.                   Any injury or damages:

a.                          arising out of a medical incident that happened either before the retroactive date or on or after the retroactive date if on the effective date of this policy you knew or had been told that the medical incident would result in a claim; or

b.        arising out of any claim that on the effective date of this policy is a reported medical incident, a pending claim or proceeding; or a paid claim; or

c.         arising out of a medical incident disclosed on our application(s) or during the application process.

12.      Any injury or damages resulting from any individual hired or employed by or on behalf of your patient.

PROFESSIONAL ORGANIZATION COVERAGE PART

This coverage applies only if indicated on the Coverage Summary and a premium is shown.

This Coverage Part provides protection against professional liability claims that are brought against the Professional Organization shown on the Coverage Summary or Continuation Coverage Summary for damages resulting from the providing of or failure to provide professional services to a patient by a covered person.

For purposes of this Coverage Part, covered person means

a.         the policyholder;

b.        an employee, leased employee or loaned employee (other than a physician or physician extender) of the Professional Organization for whose acts the Professional Organization is legally responsible, while acting within the scope of his or her employment by the Professional Organization; and

c.         a physician or physician extender for whose acts the Professional Organization is legally responsible, but only when the physician or physician extender is (A) employed by the Professional Organization; (B) listed on the Coverage Summary or Coverage Continuation Summary; and (C) individually insured either by us or by another company acceptable to us and the policyholder has furnished proof of such other insurance (in the form of a Certificate of Insurance issued to us) with limits of liability acceptable to us.

The coverage is written on a claims-made basis and applies to claims that are the result of medical incidents happening on or after the retroactive date stated in the Coverage Summary or Continuation Coverage Summary are covered, provided the claim is first made against the Professional Organization and reported to us while this insurance is in effect. We consider a claim to be made on the date we are first notified in writing regarding a claim against the Professional Organization. No coverage exists for claims first made against the Professional Organization after the end of the policy period unless, and then only to the extent, an Extended Reporting Period Endorsement applies as determined in the Conditions section of the policy.

We will defend any claim alleging damages covered under this Coverage Part. We will do this even if the claim is groundless and fraudulent. We will not defend or pay a claim after the applicable limit of liability has been used to pay judgments or settlements.

A.        Coverage Agreement

The Professional Organization is covered for injury or damages arising from a medical incident resulting from:

1.        A covered person’s providing or failure to provide professional services to a patient.

2.        A covered person’s refusal to treat or to accept a person as a patient, or for wrongful termination, transfer or abandonment of the care and treatment of a patient.

3.        A covered person’s providing or failure to provide professional services to any injured person at the scene of an accident or emergency and/or failure to provide or arrange for further medical treatment for the injured person.

4.        A covered person’s providing or failure to provide professional services to anyone for and at the request of a hospital, school, religious entity, non-profit organization, or state or local governmental agency for which neither the requesting entity or organization nor the covered person expects, charges, or receives any compensation.

5.        A covered person’s providing or failure to provide professional services that results in the personal injury to a patient resulting from false arrest, detention, imprisonment, libel, slander, defamation of character, violation of an individual’s right to privacy, mental anguish, mental shock or humiliation. Personal injury arising out of sexual misconduct is not covered. The coverage provided by this Paragraph 5 shall apply in excess of other insurance provided to or on behalf of the covered person by another or an agreement providing some form of protection to the covered person for these services.

6.        A covered person’s negligence in placing, or causing to be placed, erroneous medical information in a medical chart or an electronic medical record. The covered person also will be covered if the covered person relied upon erroneous medical information in a medical chart or an electronic medical record in providing professional services.

7.        A covered person’s wrongful or unauthorized disclosure of patient confidential or privileged medical information to a person or persons who are not otherwise entitled to it.

B.        Limits of Liability

1.        The Per Claim limit of liability stated on the Coverage Summary or Continuation Coverage Summary is the maximum amount we will pay for all damages and all claims or causes of action of any kind against the Professional Organization and all covered persons that have arisen from an event or a series of events. The providing or failure to provide professional services to a patient, even when seen on different occasions and by different covered persons, shall be considered having arisen from a series of events, and only one Per Claim limit of liability shall apply. If more than one person or organization is covered under this Coverage Part, the Per Claim limit of liability will still be the maximum amount we will pay.

2.        The Aggregate limit of liability stated on the Coverage Summary is the maximum amount we will pay for all damages and all claims or causes of action of any kind arising from claims reported in any single policy period.

3.        Claim expenses are in addition to the limit of liability.

C.        Additional Benefits

In addition to the limits of liability:

1.        We will pay premiums for appeal bonds or to release property that is being used to secure a legal obligation, but only bonds valued up to the limit of liability of the policy. We have no obligation to apply for or to furnish the bond.

2.        We will pay claim expenses, including the interest on that part of any judgment that does not exceed the limit of liability. We will pay all reasonable costs incurred at our request to investigate or defend a claim or suit against the Professional Organization. This includes loss of earnings not to exceed Five Hundred Dollars ($500) per day for attendance by a covered person at hearings or trials by us.

D.        Exclusions

We will not defend or pay under this Coverage Part for:

1.        Any injury or damages arising from the acts or omissions of person who is not a covered person.

2.        Any injury or damages:

a.         arising out of a medical incident that happened either before the retroactive date or on or after the retroactive date if on the effective date of this policy the covered person knew or had been told that the medical incident would result in a claim; or

b.        arising out of any claim that on the effective date of this policy is a reported medical incident; a pending claim or proceeding; or a paid claim, or

c.         arising out of a medical incident disclosed on our application(s) or during the application process.

3.        Any injury or damages resulting from claims as to which a covered person or any entity for which a covered person is serving is entitled to sovereign immunity defense or limitation. However, this exclusion does not apply if the covered person is not entitled to sovereign immunity defense or limitation.

4.        Any injury or damages resulting from a covered person’s liability for providing or failure to provide professional services to a patient by any employee of:

a.         a hospital, nursing home or sanitarium;

b.        a clinic with bed and board facilities; or,

c.         an outpatient surgery center, health care facility, laboratory or emergency medical service facility.

5.        Any injury or damages resulting from the Professional Organization’s liability for or arising out of the sexual misconduct of those for whom the Professional Organization is legally responsible. This exclusion applies whether the sexual misconduct is done under the guise of treatment or otherwise and with or without the consent of the individual. However, we will defend any claim until such time as there is an admission of such activity, relations or contact or they have otherwise been adjudicated. This exclusion does not apply if any injury or damages are caused by sexual misconduct of employees of the Professional Organization who are not physicians or physician extenders if the Professional Organization is legally responsible for such employees when the sexual misconduct occurs and the sexual misconduct occurs without the Professional Organization’s actual or implied knowledge.

6.        Any injury or damages for liability arising out of the manufacturing, selling, distribution, disposing, altering or dispensing of any product by a covered person, or to any person. This exclusion does not apply to dispensing of pharmaceuticals or medical appliances to patients when such dispensing arises out of a covered person’s rendering of or failure to render professional services to a patient.

7.        Any injury or damages resulting from any individual hired or employed by or on behalf of a patient of a covered person.

8.        Any injury or damages resulting from a covered person’s liability or administrative duties as a proprietor, superintendent, medical director, administrative or executive officer of any of (but not limited to) the following:

a.         Hospital, nursing home or sanitarium;

b.        Clinic with bed and board facilities,

c.         Outpatient surgery center, health care facility, laboratory, emergency medical service, or,

d.        Other business enterprise.

This exclusion does not apply to claims arising from laboratory or health care facilities:

a.         a covered person maintains for testing of patients of the covered person; or,

b.        necessary to the practice of the covered person’s profession or specialty.

9.        Any injury or damages for liability that a covered person has assumed under a contract or agreement. This exclusion does not apply to liability a covered person assumes in a contract with a health maintenance organization, preferred provider organization, independent practice association or any other similar organization, if such liability is attributable to a covered person’s providing or failure to provide professional services to a patient.

10.      Any injury or damages in the event a covered person or someone a covered person instructs fraudulently alters, defaces or falsifies any records.

11.      Any injury or damages resulting from claims or lawsuits arising out of a covered person’s rendering or failing to render professional services while the covered person’s license to practice his or her profession or license to prescribe controlled substances has been suspended, revoked, restricted or voluntarily surrendered.

NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 1
Policy No. NMP-FL860G13

CANCELLATION ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009.

The PROFESSIONAL LIABILITY POLICY COMMON POLICY CONDITIONS D. Renewal and Cancellation is deleted and replaced by the following:

D.       Renewal and Cancellation

Renewal: Neither we nor the policyholder is required to renew this policy. Any renewal will be on policy forms then in effect. We may renew by issuing a Continuation Coverage Summary specifying a new Policy Period or by offering a completely new policy. If you reject our offer of renewal, either by failure to pay the premium on or before the effective date of such renewal or by written notice received by us, then any coverage under a new policy period or a completely new policy shall be null and void as of its effective date.

If we non-renew the policy, we will mail or deliver to you written notice ninety (90) days prior to the expiration of the policy. The notice will state the reason for the non-renewal.

Cancellation: You can cancel this policy at any time. We have the same right. To cancel, you must mail or deliver to us the original policy or written notice stating when the coverage is to end.

If we cancel the policy, we will mail or deliver to you written notice stating when the coverage is to end. We will ordinarily provide you ninety (90) days notice of cancellation unless otherwise provided herein. However, then the cancellation is due to any of the following reasons, we will only provide you ten (10) days notice of cancellation.

1.         non-payment of premium under the terms of this policy;

2.         the loss or suspension of your license to practice medicine.

After this policy has been in effect for ninety (90) days or longer, or is a renewal of a prior policy, we will not cancel the policy except under the circumstances described in #1 and #2 above.

Manuscript Endorsement

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If we cancel the policy for any reason specified below, we will provide you with a ninety (90) day cancellation notice:

1.      The provision by you of false or misleading statements to us in our application or in the application process;

2.      Failure to comply with our underwriting requirements within ninety (90) days of the effective date of coverage;

3.      Failure to comply with written policy terms, conditions or contractual duties; and

4.      Substantial change of risk covered by the policy.

If the policy is cancelled during the policy period by us for any reason, we will provide you with a pro-rata refund of the unearned premium. If the policy is cancelled during the policy period by you for any reason, we will provide you with a pro-rata refund of the unearned premium, less a cancellation charge equal to ten percent (10%) of the annual premium. We will provide any premium refund due either at the time cancellation is effected or as soon as administratively practicable after cancellation becomes effective. The cancellation will occur as scheduled regardless of whether or not you have received the refund on the date of cancellation.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature (In States where required)	(Date)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 2
Policy No. NMP-FL860013

CONSENT TO SETTLE A CLAIM OR SUIT ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14,2009 as follows:

The Professional Liability Policy Common Policy Conditions G. Consent to Settle a Claim or Suit is deleted and replaced by the following:

G.       Consent to Settle a Claim or Suit

Except where prohibited by statute, we will not settle any claim against you without the First Named Insured’s written consent. Once a judgment has been entered against you, we may settle the claim against you without consent. Upon your death or total disability, consent to settle transfers to us.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature (In States where required)	(Date)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 3
Policy No. NMP-FL860013

LIMITS OF LIABILITY ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009 as follows:

The Limits of Liability on the Coverage Summary are amended as follows and apply to each physician based on the physician’s primary practice location:

Limits of Liability for Physicians Excluding “Stand-In” Physicians:

All states except North Carolina, Nevada and Pennsylvania:
$250,000 per Claim per Physician / $750,000 annual aggregate per Physician

North Carolina and Nevada:
$1,000,000 per Claim per Physician / $3,000,000 annual aggregate per Physician

Pennsylvania:
$500,000 per Claim per Physician / $1,500,000 annual aggregate per Physician

Limits of Liability for “Stand-In” Physicians: Physicians engaged to provide physician supervision coverage for purposes only as required by law on behalf of the Named Insured are provided the following limits:

AH states including North Carolina, Nevada and Pennsylvania:
$250,000 per Claim per Physician / $750,000 annual aggregate per Physician

Limits of Liability for Professional Organization(s):

Not Applicable

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature (In States where required)	(Date)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 4
Policy No. NMP-FL860013

INSURED PERSONS & ORGANIZATIONS ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009 as follows:

The complete listing of Insured Physicians and Retroactive Dates as amended from time to time is on file with the Risk management Department of the First Named Insured.

It is understood and agreed that there is no coverage provided under the Professional Organization Coverage Part of this policy.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 5
Policy No. NMP-FL860013

GENERAL CHANGE ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14,2009 as follows:

The following sections of the PROFESSIONAL LIABILITY POLICY are amended as follows:

COMMON POLICY CONDITIONS — Sections E. Policy Territory and N. Extended Reporting Period Endorsement are deleted and replaced with the following:

A.                      Policy Territory

Policy Territory means anywhere in the world, but only if the suit for damages is brought within the United States of America (including its territories and possessions), Puerto Rico and Canada.

N.                      Extended Reporting Period Endorsement

1.                          If either you or we cancel or non-renew this insurance or if a physician is no longer rendering professional services on behalf of the First Named Insured or if we cancel or refuse to renew this policy for reasons other than for non-payment of premium, upon the payment of an additional premium, you shall have the option to extend the period during which claims can be made against you and reported to us. The duration of the period under which claims can be reported is unlimited. The offer of renewal terms and conditions or premium different from those in effect prior to the renewal of this policy, shall not constitute failure or refusal to renew.

2.                          The premium for the Extended Reporting Period Endorsement will be based on the rules and rating plans we are using on the day the Extended Reporting Period Endorsement becomes effective.

The Extended Reporting Period Endorsement will not go into effect unless the First Named Insured or the physician pays the additional premium when due. Once in effect, the entire premium shall be fully earned, and the Extended Reporting Period Endorsement may not be canceled.

3.                          The policy language that applied immediately prior to the expiration date will apply to all claims submitted during the Extended Reporting Period. The broadening of coverage portion of the Policy Changes provision found in the General Conditions section will not apply during the Extended Reporting Period Endorsement.

4.                          The Per Claim limit of liability that applied to you on the cancellation date will apply to all claims submitted during the Extended Reporting Period Endorsement unless

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otherwise endorsed. The Aggregate limit that applied to you on the cancellation date is the maximum amount we will pay for all claims covered under this policy either prior to the cancellation date or under the Extended Reporting Period unless otherwise endorsed.

5.                          There will be no charge for the Extended Reporting Period Endorsement if any of the following events take place while the policyholder or insured physician are actively insured with us: if the insured physician

a.                         dies (we must have a copy of the Death Certificate or other proof of death);

b.                        becomes disabled; or,

c.                         fully retires from the practice of medicine at age fifty-five (55) or more and has been continuously insured by us for the last five (5) years immediately before retirement (inclusive of the Lexington Insurance Company policy numbers on file with the First Named Insured for the policy periods shown below):

1.          10/01/03-10/14/04

2.          10/14/04-10/14/05

3.          10/14/05-10/14/06

4.          10/14/06-10/14/07

In the event you or the policyholder returns to the practice of medicine, the policyholder must notify us in writing. If you report a claim to us under the Extended Reporting Period Endorsement and we determine you were not fully retired from the practice of medicine, no coverage will apply to the claim.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 6
Policy No. NMP-FL860013

EXCLUSIONS ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009 as follows:

The following sections of the PROFESSIONAL LIABILITY POLICY are amended as follows:

COMMON EXCLUSIONS — The following are added:

M.                   Property Damage. Any claim that arises out of or results from property damage.

N.                      Personal Injury. Any claim that arises out of or results from personal injury.

O.                      Harassment, Unfair Discrimination, or Wrongful Discharge. Any claim that arises out of or results from:

a.                          Harassment, sexual or otherwise;

b.                         Unfair discrimination; or

c.                          Wrongful discharge

However, this exclusion does not apply to claims brought by an insured’s patient against an insured who did not take part in harassment or unfair discrimination. With respect to such claims brought by your patients, we will provide a defense. However, if an insured took a direct part in harassment or unfair discrimination and intended to cause harm, we will have no further obligation to defend.

P.                        Abuse or Molestation. Any claim that arises out of or results from actual or threatened abuse or molestation. However, this exclusion does not apply to claims brought by your patients against an insured who did not take direct part in the abuse or molestation. With respect to such claims brought by your patients, we will provide a defense. However, when it is determined an insured took a direct part in the abuse or molestation; we will have no further obligation to defend.

Q.                      Restraint of Trade. Any claim that arises out of or results from alleged violations of any law that prohibits the monopolization or unlawful restraint of trade, business or profession.

R.                       Violation of Law. Any claim that arises out of or results from an act for which an insured is convicted of a violation of any law or regulation that imposes criminal penalties. However, this exclusion does not apply to the civil liability of an insured who has not taken part in the act which gave rise to the conviction.

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S.                        Pollution.

a.          Bodily injury which would not have occurred in whole or part but for the actual, alleged, or threatened discharge, dispersal, seepage, migration, manifestation, appearance, presence, reproduction, release or escape of pollutants at any time; or

b.         Any loss, cost expense, charge, fine or penalty arising out of any:

i.             Request, demand or order that any insured or others test for, monitor, clean up, remediate, remove, contain, treat, detoxify or neutralize, rehabilitate or in any way respond to, or assess the effects of pollutants; or

ii.          Claim, suit or administrative or regulatory action by or on behalf of a governmental authority for damages because of testing for, monitoring, removing, containing, treating, detoxifying or neutralizing, or in any way responding to, or assessing the effects of pollutants.

T.                       Substance Abuse. Any claim that arises from professional services performed while an insured is under the influence of alcohol, narcotics, hallucinogenic agents or which involves any other substance abuse.

U.                      License Suspension or Revocation. Any claim that arises from professional services performed while an insured’s license to practice medicine or any other healthcare discipline is suspended or revoked.

V.                       Non-FDA Approved Medication or Device. Any claim that arises from the design, manufacture, use, distribution, promotion or sale of any non-FDA approved medication, device, equipment or protocols.

W.                  Guarantee of Results. Any claim that arises out of an insured’s guarantee of results of any professional services or professional committee services.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 7
Policy No. NMP-FL860013

DEFINITIONS ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009 as follows:

The following sections of the PROFESSIONAL LIABILITY POLICY are amended as follows:

DEFINITIONS — The DEFINITIONS of Claim, Insured Physician, Medical Incident and Professional Services are deleted and replaced with the following:

Claim means a written demand in which damages are alleged or:

1.                         Cross claims, lawsuits, screening panel proceedings; or

2.                         An arbitration proceeding in which damages are alleged and to which you must submit or do submit with our consent; or

3.                         Any other alternative dispute resolution proceeding in which damages are alleged and to which you submit with our consent.

Insured Physician means any physician designated as such on the Coverage Summary or Continuation Coverage Summary while acting within the course and scope of their duties for you. Coverage applies to insured physician administrators while acting within the course and scope of their administrative duties for you. Coverage applies to insured physicians performing committee or board services on or for your formal review boards or committees. Coverage applies to insured physicians acting as your supervisors, teachers or proctors. Coverage is included for physicians authorized and appointed as locum tenens of any insured physician. Locum Tenens share in the applicable limit of insurance with the insured physician and is covered only for professional services provided on your behalf.

Medical incident means any act, error or omission in the providing of or failure to provide professional services by you or by someone for whom you are legally responsible. For the purposes of this definition, treatment of mother and fetus (or fetuses) from conception through postpartum care constitutes a single medical incident, and a continuing course of treatment or repeated exposure to substantially the same general conditions constitutes a single medical incident. All damages arising from wrongly calibrated equipment and for one specific individual performing the same specific procedure incorrectly every time, are considered to arise out of a single medical incident. Such medical incident will be deemed to have first taken place at the time the first claim seeking such damages is made and reported in accordance with the What to Do if You Have a Claim section of this policy form.

Professional Services means the diagnosis of, treatment or medical care for, or medical consultation regarding, a patient’s medical condition. Professional Services also includes Professional Committee Activities including the performance of any of the following by an insured acting on your behalf:

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1.                         Peer review or quality assurance; or

2.                         Utilization review on behalf of your patients or on behalf of a state or county medical society.

The following additional DEFINITIONS are added to the PROFESSIONAL LIABILITY POLICY:

Employee means a person:

1.                         whose service or labor is supervised by you; and

2.                         Who is on your payroll and subject to the withholding of taxes, whether working on a full or part time basis. Independent contractors are not employees.

Hearing means investigations conducted by or administrative proceedings or actions brought by state medical licensing departments.

Hearing Costs means reasonable and customary fees and expenses of legal counsel and expert consultants, including their costs and expenses of investigation and travel, costs of transcripts, court filing fees and other reasonable costs and expense incurred in the defense of an administrative proceeding or action. However, the hearing costs associated with appeals are considered part of those incurred during the original proceeding. Hearing costs do not include salary, charges or incidental expenses of the insured’s employees, officials or agents, or any sanctions penalties, fines or other monetary penalties imposed upon physicians by a regulatory agency.

Personal Injury means injury, other than bodily injury, arising out of one or more of the following offenses:

1.                         False arrest, detention or imprisonment;

2.                         Malicious prosecution;

3.                         The wrongful eviction from, wrongful entry into, or invasion of the right of private occupancy of a room, dwelling or premises that a person occupies by or on behalf of its owner, landlord, or lessor;

4.                         oral or written publication of material that slanders or libels a person or organization or disparages a person’s or organization’s goods, products or services; or

5.                         Oral or written publication of material that violates a person’s right of recovery.

Pollutants mean any solid, liquid, gaseous or thermal irritant or contaminant. The term includes but is not limited to smoke, vapor or soot, fumes, acids, alkalis, chemicals, asbestos, lead, waste, mold, mildew, spores, myotoxins, fungi, organic pathogens or other micro organisms of any type, nature or description. Waste includes medical waste from your operations and materials to be recycled, reconditions or reclaimed.

Property Damage means:

1.                         Physical harm, including all resulting loss of use of that property. All such loss of use shall be deemed to occur at the time of the physical harm that caused it; or

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2.                         Loss of use of tangible property that is not physically harmed. All such loss shall be deemed to occur at the time of the occurrence that caused it.

Unfair Discrimination means the illegal treatment of persons based on their race, color, creed, religion, age, sex, sexual preference, physical disability, marital status, pregnancy or national origin.

Wrongful Discharge means the unfair or unjust termination of an employment relationship:

1.                         Which breaches an implied agreement to continue employment;

2.                         Which inflicts emotional distress upon the employee, invades his or her privacy, or is the result of fraud; or

3.                         Which retaliates for:

a.                          A refusal by the employee to participate in acts that violate public policy; or

b.                         The employee’s exercise of legal rights.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 8
Policy No. NMP-FL860013

PHYSICIAN PROFESSIONAL LIABILITY COVERAGE PART ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009 as follows:

The following sections of the PHYSICIAN PROFESSIONAL LIABILITY COVERAGE PART are amended as follows:

C.                      Additional Benefits is deleted and replaced with the following:

We will pay the following benefits in addition to the limits of liability. However, these benefits end when we have eroded the applicable limit of liability in the payment of judgments or settlements of claims.

a.                          We will pay prejudgment and post-judgment interest only on that part of any judgment we pay. We won’t pay any prejudgment interest that accrues after we offer to pay the limit of insurance that applies. We won’t pay any post judgment interest that accrues after we pay or offer to pay our share of the judgment.

b.                          We will pay premiums for bonds that are required in a claim we defend. These include appeal bonds and bonds to release property that is being used to secure a legal obligation. However, we will only pay for bonds valued up to the limit of insurance that applies. We have no obligation to apply for or furnish these bonds.

c.                          Claim expenses will be paid in addition to the limits of liability. We will pay all reasonable costs incurred at our request to investigate or defend a claim. This includes up to $250 a day for actual loss of earnings by a covered person.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 9
Policy No. NMP-FL860013

HEARING COSTS ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009 as follows:

The following sections of the PHYSICIAN PROFESSIONAL LIABILITY COVERAGE PART are amended as follows:

C.                      Additional Benefits is amended by adding the following:

2.                         Reimbursement of State of Federal Regulatory Investigation Hearing Costs

Limits applicable to this coverage:
$25,000 Per Hearing per Physician
$75,000 Aggregate Limit per Physician

We will reimburse hearing costs which arise out of hearings against insured physicians by any state or federal regulatory agency. The limits shown above are the most we will pay for hearing costs under this endorsement.

Additional exclusions applicable to this hearing costs coverage:

A.           Medical Staff Privileges. Hearings arising out of or resulting from the appointment or reappointment to medical staff or revocation or restriction of medical staff privileges by any healthcare facility or managed care organization.

B.             Completing or Alteration of medical Records. Hearings arising out of or resulting from disputes over timely completion or alteration or medical records.

C.             Fraud, Abuse, or Non-Compliance. Hearings arising out of or resulting from fraud, abuse, or willful non-compliance with the rules and regulations of Medicaid/Medicare or any other program of a local, state or federal agency.

D.            Substance Abuse. Hearings arising out of or resulting from allegations of substance abuse by the physician.

E.              Improper Prescriptions. Hearings arising out of or resulting from allegations of improper prescription of any medication. This includes prescriptions provided without an appropriate history and physical.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 10
Policy No. NMP-FL860013

HIPAA ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective October 14, 2009 as follows:

NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC.
PHYSICIAN PROFESSIONAL LIABILITY INSURANCE POLICY
HIPAA BUSINESS ASSOCIATE ENDORSEMENT

Obligations of the Company

Pursuant to the Standards for Privacy of Individually Identifiable Health Information issued under the Health Insurance Portability and Accountability Act of 1996 (the “Privacy Rule”), we shall:

1. Not use or further disclose protected health information (“PHI”), as defined by the Privacy Rule, other than:

a.                         To administer this Policy or reinsurance agreements to which the Company is a party relating to this Policy;

b.                        To analyze coverage and/or liability issues;

c.                         To evaluate claims for purposes of defense or settlement;

d.                        To set, evaluate or adjust reserves;

e.                         To set, raise or refund any current or future insurance or reinsurance premiums;

f.                           To underwrite this Policy or future insurance coverage;

g.                        To evaluate your risk management, loss prevention and quality assurance activities;

h.                        As otherwise provided in this Endorsement or in connection with this Policy or as permitted or required by the Policy;

i.                            For the proper management and administration of our operations and to carry out our legal responsibilities, provided in each case that the disclosure is required by law, or reasonable assurances are obtained from the person to whom the information is disclosed that it will be held confidentially and used or further disclosed only as required by law or for the purpose for which it was disclosed to such person and that the person notifies us of any instances of which it is aware in which the confidentiality of the information has been breached;

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j.                            To provide data aggregation services relating to the health care operations of our insureds; and

k.                         As required by applicable law.

2. Use appropriate safeguards to prevent use or disclosure of PHI other than as provided by this Endorsement.

3. Report to you any use or disclosure of PHI you provided us which are not permitted by this Endorsement of which we become aware.

4. Ensure that any of our agents or subcontractors to which we provide PHI received from you or created or received on your behalf agrees to the same restrictions and conditions that apply through this Endorsement to us with respect to PHI.

5. To the extent we maintain PHI in a designated record set (as defined by the Privacy Rule) and at your request, make such PHI available for access to you except for:

a.                         PHI maintained by us which is a copy of PHI held by you; or

b.                        Information that is protected by the Privacy Rule or other applicable law from disclosure.

6. To the extent we maintain PHI in a designated record set (as defined by the Privacy Rule) and at your request, make available to you such PHI for amendment and incorporate any amendments to PHI provided by you.

7. At your request, provide documentation of disclosures of PHI made by us other than for purposes described in Paragraph 1 above and provide the following information related to each such disclosure for purposes of enabling you to provide an accounting of disclosures of PHI as required under the Privacy Rule:

a.                         The date of the disclosure;

b.                        The name of the entity or person who received PHI and, if known, the address of such entity or person;

c.                         A brief description of PHI disclosed; and

d.                        A brief statement of the purpose of the disclosure that reasonably informs the Insured of the basis for the disclosure.

The foregoing is subject to all of the exceptions to an accounting of disclosures of PHI provided in the Privacy Rule (e.g., no accounting is required for disclosures of PHI made in connection with health care operations as defined by the Privacy Rule).

8. Make its internal practices, books, and records relating to the use and disclosure of PHI received from or by us on your behalf available to the Secretary of the United States Department

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of Health and Human Services for purposes of determining your compliance with the Privacy Rule.

Obligations of the Insureds

You shall:

1. Not request us to use or disclose PHI in any manner prohibited under the Privacy Rule.

2. Notify us of any limitations in or changes to your Notice of Privacy Practices to the extent that such limitation or change may affect our use or disclosure of PHI.

3. Notify us of any restriction on the use or disclosure of PHI that you have agreed to in accordance with the Privacy Rule to the extent that such restriction may affect our use or disclosure of PHI.

Material Breach Involving PHI

Upon your knowledge of a material breach by us of the provisions of this Endorsement involving the use or disclosure of PHI, you shall provide us with written notice of such breach, including a description of the manner in which the circumstances leading to such breach can be cured. You shall provide us with an opportunity to cure by taking steps to change such circumstances within the sixty-day period following the notice. If the breach is not cured within such sixty-day period, you may terminate this Policy, if feasible. We acknowledge that if termination under those circumstances is not feasible, you are obligated to report the violation to the Secretary of the United States Department of Health and Human Services.

Effect of Termination or Cancellation

We both acknowledge and agree that PHI will be needed by us following the termination or cancellation of the Policy for purposes described herein, and that it therefore is not feasible for us to return or destroy all PHI received from you or on your behalf. Therefore, we shall extend the protections of this Endorsement to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible for so long as we maintain such PHI. These provisions shall survive termination of this Policy.

Applicability

This Endorsement applies to you only if and to the extent you are a covered entity or a member of the workforce of a covered entity within the meaning of the Privacy Rule. This Endorsement is being provided solely for the purpose of enabling you to comply with your obligations as a “covered entity” under the Privacy Rule and does not constitute an agreement by us to be subject to any federal or state law to which we are not otherwise subject.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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NATIONAL MEDICAL PROFESSIONAL RISK RETENTION GROUP, INC

Endorsement No. 11
Policy No. NMP-FL860013

REVISED HIPAA ENDORSEMENT

This endorsement is attached to and made a part of policy no. NMP-FL860013 and modifies the policy effective February 17, 2010 as follows:

This endorsement replaces Endorsement No. 10 effective February 17, 2010:

HIPAA BUSINESS ASSOCIATE ENDORSEMENT

Obligations of the Company

Pursuant to the Standards for Privacy of Individually Identifiable Health Information and the Health Insurance Reform Security Standards issued under the Health Insurance Portability and Accountability Act of 1996 and subsequent modifications thereof (the “Privacy Rule” and the “Security Rule,” respectively), the Company shall:

1.                         Not use or further disclose protected health information, as defined by the Privacy Rule (“PHI”), other than:

a.                          To administer this Policy or reinsurance agreements to which the Company is a party relating to this Policy;

b.                         To analyze coverage and/or liability issues;

c.                          To evaluate claims for purposes of defense or settlement;

d.                         To set, evaluate or adjust reserves;

e.                          To set, raise or refund any current or future insurance or reinsurance premiums;

f.                            To underwrite this Policy or future insurance coverage;

g.                         To evaluate the Insured’s risk management, loss prevention and quality assurance activities;

h.                         As otherwise provided in this Endorsement or in connection with this Policy or as permitted or required by the Policy;

i.                             For the proper management and administration of the Company and to carry out the legal responsibilities of the Company, provided in each case that the disclosure is required by law, or reasonable assurances are obtained from the person to whom the information is disclosed that it will

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be held confidentially and used or further disclosed only as required by law or for the purpose for which it was disclosed to such person and that the person notifies the Company of any instances of which it is aware in which the confidentiality of the information has been breached;

j.                             To provide data aggregation services relating to the health care operations of the Insureds; and

k.                          As required by applicable law.

2.                         Use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this Endorsement. Additionally, the Company agrees to implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic PHI that it creates, maintains or transmits on behalf of the Insured.

3.                         Report to the Insured who provided such PHI any use or disclosure of PHI not provided for by this Endorsement, any Security Incident (i.e., the attempted or successful unauthorized access, use, disclosure, modification or destruction of information or interference with system operations in an information system) and any “breach” of “unsecured PHI” (as those terms are defined in the Health Information Technology for Clinical Health Act (the “HITECH Act”)) of which the Company becomes aware.

4.                         Ensure that any of its agents or subcontractors to which the Company provides PHI received from or created or received on behalf of Insured agrees to the same restrictions and conditions that apply through this Endorsement to the Company with respect to PHI, including without limitation, the obligation to implement reasonable and appropriate safeguards to protect electronic PHI.

5.                         To the extent the Company maintains PHI in a designated record set (as defined by the Privacy Rule) and at the request of the Insured, make such PHI available for access to the Insured except for:

(a)                     PHI maintained by the Company which is a copy of PHI held by the Insured; or

(b)                    Information that is protected by the Privacy Rule or other applicable law from disclosure.

6.                         To the extent the Company maintains PHI in a designated record set (as defined by the Privacy Rule) and at the request of an Insured, make available to the Insured such PHI for amendment and incorporate any amendments to PHI provided by the Insured.

7.                         At the request of an Insured, provide documentation of disclosures of PHI made by the Company other than for purposes described in Paragraph 1 above and provide the following information related to each such disclosure for purposes of

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enabling the Insured to provide an accounting of disclosures of PHI as required under the Privacy Rule:

(a)                     The date of the disclosure;

(b)                    The name of the entity or person who received PHI and, if known, the address of such entity or person;

(c)                     A brief description of PHI disclosed; and

(d)                    A brief statement of the purpose of the disclosure that reasonably informs the Insured of the basis for the disclosure.

The foregoing is subject to all of the exceptions to an accounting of disclosures of PHI provided in the Privacy Rule as modified by the HITECH Act.

8.                         Make its internal practices, books, and records relating to the use and disclosure of PHI received from or by the Company on behalf of the Insured available to the Secretary of the United States Department of Health and Human Services for purposes of determining the Insured’s compliance with the Privacy Rule.

Obligations of the Insureds

An Insured shall:

(1)                    Not request the Company to use or disclose PHI in any manner prohibited to the Insured under the Privacy Rule.

(2)                    Notify the Company of any limitations in or changes to its Notice of Privacy Practices to the extent that such limitation or change may affect the Company’s use or disclosure of PHI.

(3)                    Notify the Company of any restriction on the use or disclosure of PHI that it has agreed to in accordance with the Privacy Rule to the extent that such restriction may affect the Company’s use or disclosure of PHI.

Material Breach Involving PHI

Upon the Insured’s knowledge of a material breach by the Company of the provisions of this Endorsement involving the use or disclosure of PHI, the Insured shall provide the Company with written notice of such breach, including a description of the manner in which the circumstances leading to such breach can be cured. The Insured shall provide the Company with an opportunity to cure by taking steps to change such circumstances within the sixty-day period following the notice. If the breach is not cured within such sixty-day period, the Insured may terminate this Policy with respect to the Insured, if feasible. The Company acknowledges that if termination under those circumstances is not feasible, the Insured is obligated to report the

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violation to the Secretary of the United States Department of Health and Human Services (the “Secretary”).

If the Company reports a breach of unsecured PHI (as defined in the HITECH Act) to the Insured, the Insured shall provide any notices required by the HITECH Act to (i) the individuals whose PHI was involved in the breach, and (ii) the Secretary. Upon request of the Insured and subject to applicable law, the Company shall provide the Insured with information in its possession required for such notices.

Effect of Termination or Cancellation

The Company and the Insured acknowledge and agree that PHI will be needed by the Company following the termination or cancellation of the Policy for purposes described herein, and that it therefore is not feasible for the Company to return or destroy all PHI received from or on behalf of Insured. Therefore, the Company shall extend the protections of this Endorsement to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible for so long as the Company maintains such PHI. These provisions shall survive termination of this Policy.

Applicability

This Endorsement applies to a particular Insured only if and to the extent such Insured is a covered entity or a member of the workforce of a covered entity within the meaning of the Privacy Rule. This Endorsement is being provided solely for the purpose of enabling the Insured to comply with its obligations as a “covered entity” under the Privacy Rule and does not constitute an agreement by the Company to be subject to any United States federal or state law to which the Company is not otherwise subject.

All other terms, conditions and exclusions of the policy remain unchanged.

Signed By:	/s/ Authorized Signatory	January 11, 2010
	Authorized Signature or Countersignature	(Date)
(In States where required)

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